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                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 17, 2000, in the Registration Statement (Form S-3) and related Prospectus of Aviron for the registration of 3,450,000 shares of common stock.



                                        /s/ Ernst & Young LLP

Palo Alto, California
March 7, 2000